Exhibit 10.2

GENERAL RELEASE

This GENERAL RELEASE (this “Release”) is made on this [●] day of [●] 2023 by each of Regional Holdings Corporation, a Mississippi corporation (“Regional”), Regional Underwriters, Inc., a Saint Kitts and Nevis corporation (“Regional Underwriters”), Heath Jenkins, a resident of Mississippi (“Heath Jenkins” and together with Regional and Regional Underwriters, “Sellers”, and each individually, “Seller”), and Dana Jenkins, a resident of Mississippi (“Dana Jenkins”), and is being delivered in connection with the closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of August 25, 2023 (the “Agreement”), by and among Skyline Champion Corporation, an Indiana corporation (“Parent”), Champion Home Builders, Inc., a Delaware corporation and subsidiary of Parent (“CHB”), Champion Retail Housing, Inc., a Delaware corporation and subsidiary of Parent (“CRH” and together with CHB, “Buyers”, and each individually, a “Buyer”), Sellers, Dana Jenkins and Heath Jenkins, as the Sellers’ Representative (the “Sellers’ Representative”). All capitalized terms not otherwise defined in this Release shall have the meanings ascribed to them in the Agreement.

WHEREAS, Sellers and Dana Jenkins own all of the issued and outstanding Equity Interests of the Company Group (collectively, the “Securities”);

WHEREAS, Sellers and Dana Jenkins desire to sell to Buyers, and Buyers desire to purchase from Sellers and Dana Jenkins, all of the Securities held by Sellers and Dana Jenkins upon the terms and conditions set forth in the Agreement, such that upon the Closing, Buyers shall own all of the Securities of the Company Group; and

WHEREAS, the execution and delivery of this Release is a condition to the Closing contemplated by Section 2.11(i) of the Agreement.

Except as otherwise provided in this paragraph, effective as of the Closing Date, and in consideration of the mutual promises and covenants contained in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Sellers and Dana Jenkins, Sellers and Dana Jenkins, on behalf of themselves and any Person who may be bound by any of Sellers or Dana Jenkins (collectively, the “Releasing Parties”), do unconditionally remise, release, acquit and forever discharge Buyers, each member of the Company Group, and each of their respective Affiliates, officers, directors, partners (both limited and general), principals, members, managers, shareholders, agents, attorneys, employees, trustees, spouses, executors and administrators, and each of their respective heirs, predecessors, successors and assigns, past and present (collectively, the “Released Parties”) from any and all obligations, claims, charges, controversies, actions, causes of action, claims for relief, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs, reimbursement, expenses and attorneys’ fees, damages of any nature whatsoever in law and in equity, both past and present (from the beginning of the world up to the Closing Date) and whether known or unknown, suspected or unsuspected, matured or unmatured, or claimed against any of the Released Parties which the Releasing Parties or any of their respective officers, directors, managers, trustees, executors, administrators, heirs, predecessors, successors or assigns has, may have or hereafter claim to have arising out of, related to or are otherwise connected with the business of the Company Group, any member of the Company Group or any Affiliate of any member of the Company Group at any time prior to the

Closing Date (collectively, the “Released Matters”), whether arising under any federal, provincial, state, local, foreign, civil or human rights law, or under any public policy, contract or tort, or under common law, or any claim for breach of contract, infliction of emotional distress, defamation, or any claim for costs, fees, or other expenses, including attorneys’ fees incurred in these matters (all of the foregoing collectively referred to herein as the “Released Claims”). Notwithstanding the foregoing, Sellers and Dana Jenkins are not releasing the Released Parties or any Person of any obligation that any of them may have pursuant to or arising under the Agreement, any Transaction Document, or any other document executed in connection with the Agreement.

Each Seller and Dana Jenkins understand and agree that the releases provided by this Release are full and final releases covering all known and unknown and unanticipated injuries, debts, claims, causes of action, or damages that have arisen or may have arisen from, or in connection with, the Released Matters.
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Each Seller and Dana Jenkins represents that such Seller and Dana Jenkins have made no assignment or transfer of any Released Claim. Each Seller and Dana Jenkins acknowledge that such Seller and Dana Jenkins are aware that such Seller and Dana Jenkins may hereafter discover facts in addition to, or different from, those which such Seller or Dana Jenkins now knows or believes to be true, but it is such Seller’s and Dana Jenkins’ intention hereby, fully and finally and forever, to settle and to release any and all matters, disputes and differences, known or unknown, suspected or unsuspected, that do now exist, may exist or heretofore have existed with respect to the Released Matters. Each Seller and Dana Jenkins acknowledge and intend that such Seller’s and Dana Jenkins’ execution and delivery of this Release shall be effective as a bar to each and every one of the Released Claims and expressly consents and agrees that this Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims (notwithstanding any applicable laws that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated claims), if any, as well as those relating to any other Released Claims hereinabove mentioned or implied.
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It is expressly understood and agreed by each Seller and Dana Jenkins that the releases set forth in this Release constitute general releases and shall be interpreted liberally to effectuate the maximum protection to the Released Parties allowed by law.

Each Seller and Dana Jenkins acknowledge that such Seller and Dana Jenkins may have sustained Losses which are presently unknown and unsuspected, and that such Losses as may have been sustained may give rise to additional Losses in the future. Each Seller and Dana Jenkins further acknowledge that such Seller and Dana Jenkins have negotiated this Release taking into account presently unknown and unsuspected claims, counterclaims, causes of action, damages, losses, costs, and expenses arising from or relating to the Released Matters. Each Seller and Dana Jenkins further voluntarily and with full knowledge of its significance, expressly waives and relinquishes any and all rights such Seller or Dana Jenkins may have under any constitutional provision, federal or provincial statute, rule or common-law principle, in law or in equity, relating to limitations on general releases.

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Miscellaneous.
a
Entire Agreement. This Release, together with the agreements and documents referred to herein, embodies the entire agreement and understanding between Sellers, Dana Jenkins and the Released Parties relating to the subject matter hereof and supersedes any prior agreements and understandings relating to the subject matter hereof.
b
Modification or Waiver. This Release may be amended, modified or superseded, and any of the terms or conditions hereof may be waived only by a written instrument executed by Sellers or Dana Jenkins, on the one hand and Buyers, on the other hand. No waiver of any nature, in any one or more instances, shall be deemed to be or construed as a further or continued waiver of any condition or any breach of any other provision of this Release.
c
Binding Effect. This Release shall inure to the benefit of Buyers, the Company Group and the other Released Parties and their respective successors and assigns, and shall be binding upon Sellers, Dana Jenkins and their respective successors and assigns.
d
Section Headings and Interpretation. The section headings contained in this Release are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Release. Words importing any gender shall include other genders; words importing the singular only shall include the plural and vice versa; the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation” or “but not limited to;” and the words “hereof,” “herein” and “herewith,” and words of similar import, shall, unless otherwise stated, be construed to refer to this Release as a whole and not to any particular provision of this Release.
e
Governing Law; Invalid Provisions. This Release and the rights and duties of the parties under it shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of law principles thereof. The provisions of this Release shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Release, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Release and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. The language of all parts of this Release shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

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IN WITNESS WHEREOF, the undersigned have duly executed this Release as of the date first written above.

SELLERS:

REGIONAL HOLDINGS CORPORATION

By: __________________________________

Name:

Title:

REGIONAL UNDERWRITERS, INC.

By: __________________________________

Name:

Title:

______________________________________

Heath Jenkins

______________________________________

Dana Jenkins

[Signature Page to General Release]